UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2014

AMERICAN REALTY CAPITAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2014, American Realty Capital Properties, Inc. (the “Company”) issued a press release and quarterly supplemental financial information attached hereto as Exhibits 99.1 and 99.2, respectively, announcing its results of operations for the fiscal quarter ended June 30, 2014.

Item 7.01. Regulation FD Disclosure.

As disclosed in Item 2.02 above, on July 29, 2014, the Company issued a press release and quarterly supplemental financial information attached hereto as Exhibits 99.1 and 99.2, respectively, announcing its results of operations for the fiscal quarter ended June 30, 2014. The information set forth in Items 2.02 and 7.01 hereto and in the attached Exhibits 99.1 and 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued July 29, 2014
99.2	Quarterly supplemental information for the fiscal quarter ended June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

July 29, 2014	By: /s/ Nicholas S. Schorsch
Nicholas S. Schorsch
Chief Executive Officer and Executive Chairman of the Board of Directors (Principal Executive Officer)